Exhibit 10.10
STRICTLY CONFIDENTIAL

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

June 4, 2025

Mr. Fred Cromer
Executive Vice President and Chief Financial Officer
Spirit Airlines, LLC
1731 Radiant Drive
Dania Beach, Florida 33004

Reference:    PW1100G-JM Engine Purchase Support Agreement ("EPSA") and PW1100G-JM Engine Fleet Management Program Agreement (the "FMP Agreement") by and between International Aero Engines, LLC ("IAE LLC") and Spirit Airlines, LLC, f/k/a Spirit Airlines, Inc., ("Spirit") with IAE LLC and Spirit collectively referred to herein as the "Parties", each dated as of August 27, 2021, as amended from time to time prior to the date of this Letter Agreement; and
    PW1100G-JM Comprehensive Spare Engine Support Agreement by and between IAE LLC and Spirit, dated as of August 27, 2021, as amended from time to time prior to the date of this Letter Agreement, (the "Spare Engine Agreement").
2025 PW1100 AOG Special Support Letter Agreement (this "Letter Agreement")
Dear Mr. Cromer:
This Letter Agreement sets forth the terms with respect to the certain commercial support that IAE LLC agrees to provide to Spirit, subject to the terms and conditions contained herein. Unless defined in this Letter Agreement, defined terms used herein shall have the meanings ascribed to them in the EPSA, FMP Agreement and Spare Engine Agreement, as applicable (collectively, the "Agreements"). In the event of a
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

conflict between a defined term herein and a defined term in the Agreements, the definition ascribed herein shall take precedence.
In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is conclusively acknowledged, the Parties agree as follows:
1.Certain Definitions
"Aggregate [***]" means [***].
"Commercial Support" means the special support and other benefits provided to Spirit pursuant to this Letter Agreement, including, without limitation, [***].
"Effective Date" means January 1, 2025, the date this Letter Agreement shall be deemed to take effect.
“Execution Date” means the date first written above – marking the date which this document was signed by all Parties.
"IAE Affiliates" means IAE AG, PWEL and, with IAE LLC, each of their respective affiliates, subsidiaries, parent companies, joint ventures and joint venture participants.
“IAE AG” means IAE International Aero Engines AG.
"Support Term" means the time period commencing on January 1, 2025 and expiring on (and including) December 31, 2025.
2.Conditions Precedent
The Commercial Support provided in this Letter Agreement is predicated and conditioned upon:

a.    Spirit not [***];
b.    all of Spirit’s [***];
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

For purposes of this Paragraph 2.b.:
i.    Spirit’s [***]; and
ii.    during the Support Term, the Parties shall work together in good faith to [***];
c.    for the duration of the Support Term, Spirit using [***]:
i.    Spirit shall not be required to [***] Spare Engines; and
ii.    for the avoidance of doubt, Engines [***] Spare Engines upon the commencement of such maintenance; and
iii.    for [***], the Engines [***], if the maintenance was not elected to be performed; and
d.    Spirit [***], and IAE LLC will work with Spirit in an effort to provide at least [***].
3.PW1100G-JM Commercial Support
IAE LLC shall provide Spirit with the below special support and benefits, referred to collectively as the "Commercial Support". The Commercial Support outlined in this Letter Agreement shall be subject to the Conditions Precedent and shall be made available only during the Support Term.

a.    [***]. The support detailed below in this Paragraph 3.a. is referred to as the "[***]".
i.    During the Support Term, IAE LLC shall [***]. Subject to the further provisions below, the [***] as provided in Paragraph 6.p.
Spirit Aircraft [***], including where such Aircraft [***].
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

ii.    Spirit shall submit to IAE LLC [***]. IAE LLC shall [***]. [***]. If a [***].
iii.    Notwithstanding any provisions of Section 4.1.3 of the Spare Engine Agreement or the 2024 Special Support Letter Agreement to the contrary, the [***].
b.    PW1100G-JM Lease Engine Utilization Rates. For PW1100G-JM model lease engines [***], rent and utilization shall be charged and payable, if applicable, [***].
4.[***]
a.    Within fifteen (15) days of the Execution Date, [***].
b.    As of the date of this Letter Agreement, solely for purposes of this Paragraph 4, the Parties [***]:

i.     for [***];
ii.     for [***]; and
iii. for [***].
The foregoing [***]. For example, [***]. In addition, the [***] as soon as practicable not to exceed fifteen (15) days following the Execution Date.
For the [***], in the event IAE LLC [***], as shared with Spirit, for such month [***], provided that before any [***], IAE LLC shall provide Spirit reasonable notice and opportunity to comment on [***].
Notwithstanding the [***]as set forth in this Paragraph 4, Spirit will continue to report to IAE LLC [***]during the Support Term pursuant to Paragraph 3.a.ii., and IAE LLC will [***], subject to any [***]pursuant to Paragraph 3.a.ii.
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

5.Spare Engine Agreement Matters
Notwithstanding any provision of the Agreements, as amended or supplemented from time to time, to the contrary, Section 4.1.3 of the Spare Engine Agreement is hereby ratified and confirmed and the terms thereof are agreed by the Parties to remain in full force and effect; provided that, the Parties acknowledge that the [***]. The Parties acknowledge and agree that the [***] of the Spare Engine Agreement, provided that Spirit shall not be [***]. During the Support Term, the Parties will agree to convene and to discuss updated [***] by written amendment to the Spare Engine Agreement.
6.Terms and Conditions
a.    For purposes of this Letter Agreement, Spirit, together with its successors, its parent, direct and indirect subsidiary companies, and assigns, are collectively referred to as "Spirit".
b.    Spirit hereby [***]:
i.    [***]; or
ii.    [***].
c.    The [***].
d.    Expressly [***].
e.    For the avoidance of doubt, any [***]:
i.    any [***];
ii.     any [***]; and,
iii. any [***].
f.    Spirit [***] and through the Support Term.
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

g.    Subject always to the provisions of the following Paragraph 6.h and IAE LLC's continuing performance of its obligations under this Letter Agreement, Spirit agrees that [***].
The obligations of IAE LLC to provide the Commercial Support and other benefits specified in this Letter Agreement shall [***], as defined above.
h.    Nothing in this Letter Agreement should be construed as a restriction on the Parties’ rights to [***] at any time.
i.    Spirit [***] on behalf of Spirit.
j.    Under no circumstances will there be any [***]; provided that, for the avoidance of doubt, the [***] (as supplemented by the 2024 Special Support Letter Agreement).
k.    This Letter Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of New York, without regard to principles of conflicts of law. The United Nations Convention of Contracts for the International Sale of Goods shall not apply. The Parties agree that the [***].
l.    The Parties agree that this Letter Agreement is subject to, and expressly incorporates herein, mutatis mutandis, [***]. The provisions of [***] are hereby incorporated herein, mutatis mutandis.
m.    Except as modified by this Letter Agreement, the provisions of the Agreements (as supplemented by the 2024 Special Support Letter Agreement) remain unchanged and in full force and effect. In the event of conflict or inconsistency between the terms of this Letter Agreement and the Agreements, the terms of this Letter Agreement shall prevail and control.
n.    This Letter Agreement contains the entire understanding between the Parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications,
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

agreements, or understandings between the Parties with respect to the subject matter hereof.
o.    This Letter Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same single contract. If any or any part of any provision of this Agreement shall be or become illegal, invalid or unenforceable in any respect then the remainder of that provision and/or all other provisions of this Agreement shall remain valid and enforceable.
p.    [***].
q.    Nothing herein shall preclude Spirit from [***] as of the Effective Date.
r.    Spirit acknowledges and agrees that this Letter Agreement is an integral and non-severable part of the Agreements.
This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.

International Aero Engines, LLC
400 Main Street, M/S ETC-1 East Hartford, CT 06118

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If Spirit accepts the foregoing, please countersign this Letter Agreement and return it to my attention. Upon your signature below, this Letter Agreement will have been deemed duly executed as of the Execution Date.

Sincerely,

/s/ Daniel Kirk
Daniel Kirk
International Aero Engines, LLC
Vice President, Sales – Americas

Agreed and accepted:

SPIRIT AIRLINES, LLC

/s/ Fred Cromer
By:    Fred Cromer
    Executive Vice President and Chief Financial Officer

This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.